Exhibit 10.18.1

July 22, 2001



H. Furlong Baldwin
Chairman of The Nasdaq Stock Market, Inc.
Management Compensation Committee
Mercantile Bankshares Corporation
2 Hopkins Plaza
Baltimore, MD 21201

Todd Robinson
Chairman of the National Association of Securities Dealers, Inc.
Management Compensation Committee
Chairman and CEO
LPL Financial Services
155 Federal Street
Boston, MA 02110


Dear Messers. Baldwin and Robinson:

         The attachment summarizes the previously agreed to terms of my employment contract with the National Association of Securities Dealers, Inc. and The Nasdaq Stock Market, Inc., as amended, for (i) the period beginning on the date I relinquish my position and duties pursuant to paragraph 1(b) of my employment agreement and ending February 23, 2002, and
(ii) the period beginning February 24, 2002 and ending February 23, 2007.
In addition, although my employment agreement currently provides that I am entitled to the following benefits, it is no longer necessary that I receive them and I therefore relinquish my rights to them: (i) a T1-line telephone system connected to the telephone system of The Nasdaq Stock Market, Inc. and maintenance thereof, (ii) an efficiency apartment in the Washington, D.C. metropolitan area, and (iii) a personal bodyguard for my wife and I. If during the period beginning February 24, 2002 and ending February 23, 2007, I provide consulting services during any 12-month period for more than 50 hours to either the National Association of Securities Dealers, Inc. or The Nasdaq Stock Market, Inc., I will be paid for each such hour or portion thereof at the rate of $2,000 per hour.

Please sign below to indicate that you agree that my relationship with the National Association of Securities Dealers, Inc. and The Nasdaq Stock Market, Inc. will be in accordance with the terms summarized here and in the attachment.


                                         Sincerely,



                                         /s/ Frank G. Zarb
                                         Frank G. Zarb




/s/ H. Furlong Baldwin   7/24/01         /s/ Todd Robinson         7/26/01
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H. Furlong Baldwin             Date      Todd Robinson                 Date



                                                                    Attachment


         The Period Beginning on the Date Zarb Relinquishes his Position and Duties Pursuant to Paragraph 1(b) of his Employment Agreement and Ending February 23,2002
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Position:                  Zarb will be an employee, and not an officer, of
                           the National Association of Securities Dealers, Inc. (the "Association") and The Nasdaq Stock Market, Inc. (the "Nasdaq"), but will serve as a senior advisor (employee) to the Association and the Nasdaq and will continue to serve as
                           Chairman of Nasdaq-Europe and as a member of the Board of Directors of Nasdaq-Japan.
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Salary and Bonus:          Zarb will be paid salary and bonus as
                           provided in his employment agreement with the Association and the Nasdaq, as amended (the "Employment Agreement").
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SERP:                      Zarb will continue to accrue benefits under the
                           SERP as provided in the Employment Agreement.
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Reimbursement:             Zarb will be reimbursed for each of the expenses
                           provided in the Employment Agreement including, but not limited to, the following:

                           (i) all expenses incurred in moving from his interim residence in New York to a permanent residence in New York (the Association will purchase the interim residence for an amount equal to 100% of its fair market value as determined in accordance with customary appraisal and timing standards for such transaction by one or more appraisers approved by the Association and reasonably acceptable to
                           Zarb)(1),

                           (ii) the cost of installing and maintaining two telephone lines in each of Zarb's New York and Florida residences,
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(1) The Zarbs expect to move into their permanent residence by
    October 1, 2002.

                           (iii) the cost for surveillance of Zarb's personal residences and/or such other reasonable methods of security as required by Zarb and

                           (iv) the cost for an appropriate corporate apartment
                           in the borough of Manhattan.(2)
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Automobile:                Zarb will be entitled to the use of an
                           automobile as provided by the Employment
                           Agreement.
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Health:                    Zarb will be entitled to participate in health
                           plans or arrangements as provided by the
                           Employment Agreement.
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Office:                    Zarb will be entitled to appropriate office and
                           secretarial services.
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Stock Options and          Zarb will be entitled to exercise all stock options
  Restricted Stock:        in accordance with the provisions in the Employment
                           Agreement. Also, all restrictions on any restricted stock awarded to Zarb by the Nasdaq will lapse in accordance with the provisions in the Employment
                           Agreement.
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(2) The Zarbs are doing a search for a permanent apartment in New York and will vacate the corporate apartment no later than October, 2002.





    The Period Beginning February 24, 2002 and ending February 23,2007
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Position:                  Zarb will serve as a consultant to the Association
                           and the Nasdaq.
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Consulting Fee:            Zarb will receive an annual consulting fee as
                           provided by the Employment Agreement
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SERP:                      Zarb will receive the benefits pursuant to the
                           SERP as provided by the Employment Agreement.
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Reimbursement:             Zarb will be reimbursed for each of the expenses
                           provided in the Employment Agreement including, but not limited to, the following;

                           (i) to the extent Zarb has not previously moved to his permanent residence in New York, all expenses incurred in moving from his interim residence in New York to a permanent residence in New York (the Association will purchase the interim residence for an amount equal to 100% of its fair market value as determined in accordance with customary appraisal and timing standards for such transaction by one or more appraisers approved by the Association and reasonably acceptable to Zarb)(3),

                           (ii) the cost of maintaining two telephone lines in each of Zarb's New York and Florida residences,

                           (iii) to the extent the Association or the Nasdaq has not previously reimbursed Zarb for the cost of installing a home security system in Zarb's New York permanent residence, the cost of installing and maintaining a home security system in Zarb's New York permanent residence,

                           (iv) the continued use of the corporate
                           apartment in Manhattan (until October, 2002), and

                           (v) surveillance of Zarb's personal residences and/or such other reasonable methods of security as requested by Zarb.
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(3) The Zarbs expect to move into their permanent residence by
    October 1, 2002.

Automobile:                Zarb will be entitled to the use of an
                           automobile as provided in the Employment
                           Agreement.
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Health:                    Zarb will be entitled to health benefits as
                           provided in the Employment Agreement
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Office:                    Zarb will be entitled to appropriate office and
                           secretarial services as provided in the
                           Employment Agreement.
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Indemnification:           Zarb will be indemnified by the Association and
                           the Nasdaq as provided in the Employment
                           Agreement.